NUMBER                                                                    SHARES
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                        SOUTHCOAST FINANCIAL CORPORATION
                   ORGANIZED UNDER THE LAWS OF SOUTH CAROLINA
This certificate is transferable in                      SEE REVERSE FOR CERTAIN
Atlanta, Georgia                                                     DEFINITIONS
                                                                           CUSIP

         This certifies that ___________________________ is the owner of ______________________ fully paid and nonassessable shares of the COMMON STOCK, no Par Value, of SOUTHCOAST FINANCIAL CORPORATION, transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly indorsed. This Certificate and the shares represented are issued and shall be held subject to all of the provisions of the Articles of Incorporation and of the Bylaws of the Corporation and all amendments and supplements thereto, copies of which are on file with the Corporation, to all of which the holder by acceptance of this Certificate assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

In witness whereof, the Corporation has caused this Certificate to bear the facsimile signature of its duly authorized officers and its facsimile seal to be hereunto affixed.


Dated:
       ----------------

                           [SEAL]

                                        ----------------------------------------
 Secretary                              President and Chief Executive Officer

                                        ----------------------------------------
                                        COUNTERSIGNED AND REGISTERED:

                                        ----------------------------------------
                                        Transfer Agent and Registrar

                                        By:
                                           ------------------------------
                                             Authorized Signature

                         [REVERSE OF STOCK CERTIFICATE]

                        SOUTHCOAST FINANCIAL CORPORATION

The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued and, if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences between the shares or each such series so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of other series.

                          [USUAL TRANSFER FORM OMITTED]